                                                      EXHIBIT 3
                                                      ---------

                                                      Previously filed with the
                                                      Securities and Exchange
                                                      Commission on February
                                                      14, 1996

                                                    --------------------------
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 13G

                    UNDER THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO.___) *


                               HNC Software, Inc.
-------------------------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
-------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                   40425P 10 7
                         ------------------------------
                                 (CUSIP Number)


Check the following box if a fee is being paid with this statement [X]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).



                               Page 1 of 12 pages

--------------------------                               -----------------------
CUSIP No.  40425P 10 7                 13G               Page  2  OF  12  Pages
           -----------                                        ---    ----
--------------------------                               -----------------------


--------------------------------------------------------------------------------
1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

     Greylock Capital Limited Partnership

--------------------------------------------------------------------------------
2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                                       (a)  [ ]
                                                                       (b)  [ ]

--------------------------------------------------------------------------------
3    SEC USE ONLY


--------------------------------------------------------------------------------
4    CITIZENSHIP OR PLACE OF ORGANIZATION

          Delaware
--------------------------------------------------------------------------------
                           5   SOLE VOTING POWER

       NUMBER OF                   - 265,957 -
        SHARES      ------------------------------------------------------------
     BENEFICIALLY          6   SHARED VOTING POWER
       OWNED BY
         EACH                       - 0 -
      REPORTING     ------------------------------------------------------------
        PERSON             7   SOLE DISPOSITIVE POWER
         WITH
                                   - 265,957 -
                    ------------------------------------------------------------
                           8   SHARED DISPOSITIVE POWER

                                    - 0 -
--------------------------------------------------------------------------------
9    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

     - 265,957 -
--------------------------------------------------------------------------------
10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

                                                                             [ ]
--------------------------------------------------------------------------------
11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

     3.6%
--------------------------------------------------------------------------------
12   TYPE OF REPORTING*

           PN
--------------------------------------------------------------------------------

                      *SEE INSTRUCTION BEFORE FILLING OUT!

--------------------------                               -----------------------
CUSIP No.  40425P 10 7                13G               Page   3  OF  12  Pages
           -----------                                        ---    ----
--------------------------                               -----------------------


--------------------------------------------------------------------------------
1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

     Greylock Limited Partnership

--------------------------------------------------------------------------------
2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                                       (a)  [ ]
                                                                       (b)  [ ]

--------------------------------------------------------------------------------
3    SEC USE ONLY


--------------------------------------------------------------------------------
4    CITIZENSHIP OR PLACE OF ORGANIZATION

          Massachusetts
--------------------------------------------------------------------------------
                           5   SOLE VOTING POWER

       NUMBER OF                  - 265,957 -
        SHARES      ------------------------------------------------------------
     BENEFICIALLY          6   SHARED VOTING POWER
       OWNED BY
         EACH                        - 0 -
      REPORTING     ------------------------------------------------------------
        PERSON             7   SOLE DISPOSITIVE POWER
         WITH
                                  - 265,957 -
                    ------------------------------------------------------------
                           8   SHARED DISPOSITIVE POWER

                                     - 0 -
--------------------------------------------------------------------------------
9    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

     - 265,957 -
--------------------------------------------------------------------------------
10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

                                                                           [ ]
--------------------------------------------------------------------------------
11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

     3.6%
--------------------------------------------------------------------------------
12   TYPE OF REPORTING*

           PN
--------------------------------------------------------------------------------

                      *SEE INSTRUCTION BEFORE FILLING OUT!

--------------------------                              -----------------------
CUSIP No.  40425P 10 7                13G               Page   4  OF  12  Pages
           -----------                                        ---    ----
--------------------------                              -----------------------


--------------------------------------------------------------------------------
1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

     Howard E. Cox, Jr.

--------------------------------------------------------------------------------
2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                                       (a)  [ ]
                                                                       (b)  [ ]

--------------------------------------------------------------------------------
3    SEC USE ONLY


--------------------------------------------------------------------------------
4    CITIZENSHIP OR PLACE OF ORGANIZATION

          United States
--------------------------------------------------------------------------------
                           5   SOLE VOTING POWER

       NUMBER OF                     - 0 -
        SHARES      ------------------------------------------------------------
     BENEFICIALLY          6   SHARED VOTING POWER
       OWNED BY
         EACH                      - 265,957 -
      REPORTING     ------------------------------------------------------------
        PERSON             7   SOLE DISPOSITIVE POWER
         WITH
                                     - 0 -
                    ------------------------------------------------------------
                           8   SHARED DISPOSITIVE POWER

                                     - 0 -
--------------------------------------------------------------------------------
9    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

     - 265,957 -
--------------------------------------------------------------------------------
10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

                                                                            [ ]
--------------------------------------------------------------------------------
11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

     3.6%
--------------------------------------------------------------------------------
12   TYPE OF REPORTING*

           IN
--------------------------------------------------------------------------------

                      *SEE INSTRUCTION BEFORE FILLING OUT!

--------------------------                              -----------------------
CUSIP No.  40425P 10 7                13G               Page   5  OF  12  Pages
           -----------                                        ---    ----
--------------------------                              -----------------------


--------------------------------------------------------------------------------
1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

     Henry F. McCance
--------------------------------------------------------------------------------
2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                                       (a)  [ ]
                                                                       (b)  [ ]

--------------------------------------------------------------------------------
3    SEC USE ONLY


--------------------------------------------------------------------------------
4    CITIZENSHIP OR PLACE OF ORGANIZATION

     United States
--------------------------------------------------------------------------------
                           5   SOLE VOTING POWER

       NUMBER OF                      - 0 -
        SHARES      ------------------------------------------------------------
     BENEFICIALLY          6   SHARED VOTING POWER
       OWNED BY
         EACH                      - 531,914 -
      REPORTING     ------------------------------------------------------------
        PERSON             7   SOLE DISPOSITIVE POWER
         WITH
                                      - 0 -
                    ------------------------------------------------------------
                           8   SHARED DISPOSITIVE POWER

                                      - 0 -
--------------------------------------------------------------------------------
9    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

     - 531,914 -
--------------------------------------------------------------------------------
10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

                                                                            [ ]
--------------------------------------------------------------------------------
11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

     7.2%
--------------------------------------------------------------------------------
12   TYPE OF REPORTING*

           IN
--------------------------------------------------------------------------------

                      *SEE INSTRUCTION BEFORE FILLING OUT!

--------------------------                              -----------------------
CUSIP No.  40425P 10 7                13G               Page   6  OF  12  Pages
           -----------                                        ---    ----
--------------------------                              -----------------------


--------------------------------------------------------------------------------
1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

     Robert P. Henderson

--------------------------------------------------------------------------------
2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                                       (a)  [ ]
                                                                       (b)  [ ]

--------------------------------------------------------------------------------
3    SEC USE ONLY


--------------------------------------------------------------------------------
4    CITIZENSHIP OR PLACE OF ORGANIZATION

     United States
--------------------------------------------------------------------------------
                           5   SOLE VOTING POWER

       NUMBER OF                     - 0 -
        SHARES      ------------------------------------------------------------
     BENEFICIALLY          6   SHARED VOTING POWER
       OWNED BY
         EACH                      - 265,957 -
      REPORTING     ------------------------------------------------------------
        PERSON             7   SOLE DISPOSITIVE POWER
         WITH
                                     - 0 -
                    ------------------------------------------------------------
                           8   SHARED DISPOSITIVE POWER

                                     - 0 -
--------------------------------------------------------------------------------
9    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

     - 265,957 -
--------------------------------------------------------------------------------
10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

                                                                            [ ]
--------------------------------------------------------------------------------
11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

     3.6%
--------------------------------------------------------------------------------
12   TYPE OF REPORTING*

           IN
--------------------------------------------------------------------------------

                      *SEE INSTRUCTION BEFORE FILLING OUT!

Item 1.
        (a)     Name of Issuer:
                --------------

                HNC Software, Inc.

        (b)     Address of Issuer's Principal Executive Office:
                ----------------------------------------------

                5930 Cornerstone Court West
                San Diego, CA 92121-3728

Item 2.
        (a)     Name of Person Filing:
                ---------------------

                Greylock Capital Limited Partnership ("GCLP") and Greylock Limited Partnership ("GLP") (the "Partnerships"), and Messrs. Howard E. Cox, Jr. and Henry F. McCance, the Co-Managing General Partners of GCLP, and Messrs. Robert P. Henderson and Henry F. McCance, the Co-Managing General Partners of GLP (the "Co-Managing General Partners").

        (b)     Address of Principal Business Office or, if none, Residence:
                -----------------------------------------------------------

                The address of the reporting persons is:

                One Federal Street
                Boston, Massachusetts 02110

        (c)     Citizenship:
                -----------

                GCLP is a limited partnership organized under the laws of the State of Delaware. GLP is a limited partnership organized under the laws of the Commonwealth of Massachusetts. Each of the Co-Managing General Partners is a citizen of the United States.

        (d)     Title of Class of Securities:
                ----------------------------

                Common Stock, par value $.001 per share (the "Common Stock").

        (e)     CUSIP Number:
                ------------
                40425P 10 7

Item 3.         Description of Person Filing:
                ----------------------------

                Not applicable.




                            Page 7 of 12 pages

Item 4.           Ownership(1):
                  ------------

                  (a)   Amount Beneficially Owned:
                        -------------------------

                  GCLP is the record holder of 265,957 shares of Common Stock and may be deemed to beneficially own 265,957 shares of Common Stock. GLP is the record holder of 265,957 shares of Common Stock and may be deemed to beneficially own 265,957 shares of Common Stock. Each of Messrs. Cox and Henderson, as Co-Managing General Partners of GCLP and GLP respectively, may be deemed to beneficially own 265,957 shares of Common Stock. As Co-Managing General Partner of GCLP and GLP, Mr. McCance may be deemed to beneficially own 531,914 shares of Common Stock. The filing of this statement shall not be construed as an admission that any of the reporting persons are, for the purpose of Section 13(d) or 13(g) of the Act, the beneficial owners of any securities covered by this statement.

                  (b)   Percent of Class:
                        ----------------

                  GCLP:             3.6%
                  GLP:              3.6%
                  Mr. Cox:          3.6%
                  Mr. Henderson:    3.6%
                  Mr. McCance:      7.2%

                  (c)   Number of shares as to which person has:
                        ---------------------------------------

                        (i) sole voting power; (ii) shared voting power; (iii) sole dispositive power; (iv) shared dispositive power:

                        GCLP may be deemed to have sole power to vote and dispose of 265,957 shares of Common stock. GLP may be deemed to have sole power to vote and dispose of 265,957 shares of Common Stock. Each of Messrs. Cox and Henderson, as Co-Managing General Partners of GCLP and GLP respectively, may be deemed to share the power to vote 265,957 shares of Common Stock. Mr. McCance, as Co-Managing General Partner of GCLP and GLP, may be deemed to share the power to vote 531,914 shares of Common Stock.



--------------------
      (1)     As of December 31, 1995.

                              Page 8 of 12 pages

Item 5.         Ownership of Five Percent or Less of a Class:
                ---------------------------------------------

                Not applicable.

Item 6.         Ownership of More than Five Percent on Behalf of Another Person:
                ----------------------------------------------------------------

                Not Applicable

Item 7.         Identification and Classification of the Subsidiary which
                ---------------------------------------------------------
                Acquired the Security being reported on by the Parent Holding
                -------------------------------------------------------------
                Company:
                --------

                Not applicable.

Item 8.         Identification and Classification of members of the group:
                ----------------------------------------------------------

                Not applicable.

Item 9.         Notice of Dissolution of group:
                -------------------------------

                Not applicable.

Item 10.        Certification:
                --------------

                Not applicable.


                              Page 9 of 12 pages

                                    SIGNATURE

      After reasonable inquiry and to the best of the knowledge and belief of each of the undersigned, each of the undersigned hereby certifies that the information set forth in this statement is true, complete and correct.

DATED:   February 13, 1997


                              GREYLOCK CAPITAL LIMITED PARTNERSHIP


                              By: /s/ Henry F. McCance
                                  -------------------------------------------
                                   Henry F. McCance
                                   Co-Managing General Partner


                              /s/ Henry F. McCance
                              -----------------------------------------------
                              Henry F. McCance


                                                *
                              -----------------------------------------------
                              Howard E. Cox, Jr.


                              GREYLOCK LIMITED PARTNERSHIP


                              By: /s/ Henry F. McCance
                                  -------------------------------------------
                                   Henry F. McCance
                                   Co-Managing General Partner


                                                *
                              -----------------------------------------------
                              Robert P. Henderson


                              *By: /s/ Henry F. McCance
                                   ------------------------------------------
                                   Henry F. McCance
                                   Attorney-in-fact


      This Schedule 13G was executed by Henry F. McCance pursuant to Powers of Attorney filed with the Security and Exchange Commission on February 14, 1994 in connection with a Schedule 13G for Avid Technology, Inc., copies of which are attached hereto as Exhibit 2, which Powers of Attorney are incorporated herein by reference.


                             Page 10 of 12 pages

                                                                     EXHIBIT 1
                                                                     ---------

                                    AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of HNC Software, Inc.

      EXECUTED as a sealed instrument this 13th day of February, 1996.


                              GREYLOCK CAPITAL LIMITED PARTNERSHIP


                              By: /s/ Henry F. McCance
                                  -------------------------------------------
                                   Henry F. McCance
                                   Co-Managing General Partner


                              /s/ Henry F. McCance
                              -----------------------------------------------
                              Henry F. McCance


                                                *
                              -----------------------------------------------
                              Howard E. Cox, Jr.


                              GREYLOCK LIMITED PARTNERSHIP


                              By: /s/ Henry F. McCance
                                  -------------------------------------------
                                  Henry F. McCance
                                  Co-Managing General Partner


                                                *
                              -----------------------------------------------
                              Robert P. Henderson


                              *By: /s/ Henry F. McCance
                                   ------------------------------------------
                                   Henry F. McCance
                                   Attorney-in-fact






                             Page 11 of 12 pages

                                                                      EXHIBIT 2
                                                                      ---------

                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signatures appears below hereby constitutes and appoints Robert P. Henderson and Henry F. McCance and each of them, with full power to act without the other, his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates, agreements and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 8th day of February, 1994.


/s/ Howard E. Cox, Jr.                    /s/ William W. Helman
-----------------------------             ---------------------------------
Howard E. Cox, Jr.                        William W. Helman


/s/ Robert P. Henderson                   /s/ William S. Kaiser
-----------------------------             ---------------------------------
Robert P. Henderson                       William S. Kaiser


/s/ Henry F. McCance                      /s/ Daniel S. Gregory
-----------------------------             ---------------------------------
Henry F. McCance                          Daniel S. Gregory


/s/ David N. Strohm                       /s/ Charles P. Waite
-----------------------------             ---------------------------------
David N. Strohm                           Charles P. Waite


/s/ Roger L. Evans
-----------------------------
Roger L. Evans



                             Page 12 of 12 pages